Exhibit 10.7

AMERICAN INTERNATIONAL GROUP, INC.

LONG TERM INCENTIVE PLAN

LTI AWARD AGREEMENT

1.         Status of Award; Defined Terms.  American International Group, Inc. (“AIG”) has awarded you [performance share units] [restricted stock units] [and]  [stock options]   (the “Award”) pursuant to the AIG Long Term Incentive Plan (the “Plan”).  This award agreement  (“Award  Agreement”), which sets forth the terms and conditions of your Award, is made pursuant to the Plan and this Award and Award Agreement are subject to the terms of the Plan.  Capitalized terms not defined in this Award Agreement have the meanings ascribed to them in the Plan.

2.         Award.

[(a) Award of PSUs.

(i) AIG hereby awards you the number of performance share units (“PSUs”) specified in Schedule A (the “Target PSUs”) .  You are also entitled to receive dividend equivalent rights in the form of cash in accordance with the Plan.  Each PSU constitutes an unfunded and unsecured promise of AIG to deliver (or cause to be delivered) one Share (or, at the election of AIG, cash equal to the Fair Market Value thereof) in accordance with the Plan.

(ii) The actual number of PSUs that will be earned is subject to the Committee’s assessment of achievement based on the Performance Measures established for the Performance Period.

(iii) After the end of the Performance Period, the Committee will determine the percentage of your Target PSUs that will be earned (such earned PSUs, the “Earned PSUs”).  The number of Shares covered by your Earned PSUs may range from 0% to 200% of your Target PSUs.  Your Earned PSUs, if any, will vest and be paid in accordance with the schedule specified in Schedule A,  subject to earlier vesting, forfeiture or termination as provided in accordance with the Plan. On any payment date, the number of Shares to be issued under this Award Agreement shall be rounded down to the nearest whole Share.]

[(a)][(b)] [Award of RSUs.   AIG hereby awards you the number of restricted stock units (“RSUs”) specified in Schedule A.   You are also  entitled to receive dividend equivalent rights in the form of cash in accordance with the Plan.  Each RSU constitutes an unfunded and unsecured promise of AIG to deliver (or cause to be delivered) one Share (or, at the election of AIG, cash equal to the Fair Market Value thereof) in accordance with the Plan.  Until such delivery, you have only the rights of a general unsecured creditor, and no rights as a shareholder, of AIG.  You will earn the RSUs subject to your continued Employment throughout the Performance Period.  Your RSUs will vest and be paid in accordance with the schedule specified in Schedule A,  subject to earlier vesting, forfeiture or termination as provided in accordance with the Plan.  On any payment date, the number of Shares to be issued under this Award Agreement shall be rounded down to the nearest whole Share.]

[(a)][(b)(c)] [Award of Stock Options.   AIG hereby awards you the number of [time-vesting] [and]  [performance-vesting]  stock options (“Options”)  specified in Schedule A.    Each Option represents a right to purchase one share of Common Stock of AIG, subject to the terms and conditions set forth in the Award Agreement and the Plan. The Options are subject to the [time-]  [and]  [performance-]  vesting and expiration terms specified in Schedule A, subject to earlier vesting, forfeiture or termination as provided in accordance with the Plan.

3.         Non-Disclosure.  During the term of your Employment, the Company has permitted and will continue to permit you to have access to and become acquainted with information of a confidential, proprietary and/or trade secret nature.  Subject to and in addition to any confidentiality or non-disclosure requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, during your Employment and any time thereafter, you agree that (i) all confidential, proprietary and/or trade secret information received, obtained or possessed at any time by you concerning or relating to the business, financial, operational, marketing, economic, accounting, tax or other affairs at the Company or any client, customer, agent or supplier or prospective client, customer, agent or supplier of the Company will be treated by you in the strictest confidence and will not be disclosed or used by you in any manner other than in connection with the discharge of your job responsibilities without the prior written consent of the Company or unless required by law, and (ii) you will not remove or destroy any confidential, proprietary and/or trade secret information and will return any such information in your possession, custody or control at the end of your Employment (or earlier if so requested by the Company).   Nothing herein shall prevent you from making or publishing any truthful statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature, (b) in the course of any legal, arbitral, administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful.

             Nothing in this Award Agreement or any AIG policy prohibits or restricts you from communicating with or responding to any inquiry by the Securities and Exchange Commission, law enforcement, the Equal Employment Opportunity Commission [IF EMPLOYEE IS IN NEW YORK:, the New York State Division of Human Rights, the New York City Commission on Civil Rights or any other local commission on human rights, an attorney retained by you], or any other local, state, or federal governmental or regulatory authority, or any self-regulatory organization, provided that AIG does not waive any attorney-client privilege over any information provided by you that is appropriately covered by such privilege.

4.         Non-Solicitation.  Your Employment with the Company requires exposure to and use of confidential, proprietary and/or trade secret information (as set forth in the above Paragraph).  Subject to and in addition to any non-solicitation requirements to which you were subject prior to the date you electronically consent to or execute this Award Agreement, you agree that (i) during your Employment with the Company and any time thereafter, you will not, directly or indirectly, on your own behalf or on behalf of any other person or entity, solicit, contact, call upon, communicate with or attempt to communicate with any customer or client or prospective customer or client of the Company where to do so would require the use or disclosure of confidential, proprietary and/or trade secret information, and (ii) during your Employment with the Company and for a period of one (1) year after Employment Terminates for any reason, you will not, directly or indirectly, regardless of who initiates the communication, solicit, participate in the solicitation or recruitment of, or in any manner encourage or provide assistance to any employee, consultant, registered representative, or agent of the Company to terminate his or her Employment or other relationship with the Company or to leave its employ or other relationship with the Company for any engagement in any capacity or any other person or entity.

[ALL OR A PORTION OF SECTION 5 TO BE INSERTED AT THE DISCRETION OF THE COMMITTEE OR ITS DELEGATE]

5.         Non-Disparagement.  You agree that during and after your Employment with the Company, you will not make disparaging comments about AIG or any of its subsidiaries or affiliates or any of their officers, directors or employees to any person or entity not affiliated with the Company.   Nothing in this Agreement  shall prevent you from making or publishing any truthful statement (a) when required by law, subpoena or court order, or at the request of an administrative agency or legislature (b) in the course of any legal, arbitral. administrative, legislative or regulatory proceeding, (c) to any governmental authority, regulatory agency or self-regulatory organization, (d) in connection with any investigation by the Company, or (e) where a prohibition or limitation on such communication is unlawful.  Moreover, nothing in this Agreement will deny you the right to disclose information about unlawful acts in the workplace, including, but not limited to, sexual harrassment.

[SECTION 6 TO BE INSERTED AT DISCRETION OF THE COMMITTEE OR ITS DELEGATE]

6.         Notice of Termination of Employment.  Except where local law prohibits enforcement or you resign for Good Reason under the terms of the Plan, you agree that if you voluntarily resign you will give at least six months’ written notice to the Company of your voluntary Termination, which may be working notice or non-working notice at the Company’s sole discretion and which notice period is waivable by the Company at the Company’s sole discretion.  This notice period provision supersedes any conflicting notice period provision contained in the award agreements governing your prior long-term incentive awards awarded under the Plan.

 [SECTION 6 TO BE INSERTED AT DISCRETION OF THE COMMITTEE OR ITS DELEGATE]

6.           Notice of Termination of Employment.  Except where local law prohibits enforcement or you resign for Good Reason under the terms of the Plan, you agree that if you voluntarily resign you will give at least three months’ written notice to the Company of your voluntary Termination, which may be working notice or non-working notice at the Company’s sole discretion and which notice period is waivable by the Company at the Company’s sole discretion.  This notice period provision supersedes any conflicting notice period provision contained in the award agreements governing your prior long-term incentive awards awarded under the Plan.

  [SECTION 6 TO BE INSERTED AT DISCRETION OF THE COMMITTEE  OR ITS DELEGATE]

6.           Notice of Termination of Employment.  You agree that:

1.             if you voluntarily resign (other than if you resign for Good Reason under the terms of the Plan), you will give at least three months’ written notice to the Company of your voluntary Termination, which may be working notice or non-working notice at the Company’s sole discretion and which notice period is waivable by the Company at the Company’s sole discretion, except to the extent prohibited by local law; and

2.             if your employment is not at-will and you or the Company is obligated to give other advance notice of a Termination by virtue of local law, any applicable collective bargaining agreement or your employment agreement, such notice obligation will not be affected by this provision.  As set forth in the Executive Severance Plan (“ESP”), any severance payment paid in accordance with the ESP will be reduced by any payment in lieu of notice paid by the Company to you, and you will cease to have any further entitlement to notice.

This notice period provision supersedes any conflicting notice period provision contained in any of the award agreements governing your prior long-term incentive awards awarded under the Plan.

7.         Clawback/Repayment.  Notwithstanding anything to the contrary contained herein, in consideration of the grant of this Award, you agree that you are a Covered Employee under the AIG Clawback Policy with respect to this Award and any payments hereunder and, accordingly, this Award and any payments hereunder will be subject to forfeiture and/or repayment to the extent provided for in the AIG Clawback Policy, as in effect from time to time if it is determined that a Covered Event (as defined in such Policy) has occurred.  With respect to this Award and any payments hereunder, each of the following events is a “Covered Event” for purposes of the Policy:

1.      a material restatement of all or a portion of AIG’s financial statements occurs and the Board or Committee determines that recovery of payments under this Award is appropriate after reviewing all relevant facts and circumstances that contributed to the restatement, including whether you engaged in misconduct, and considering issues of accountability;

2.    payments under this Award were based on materially inaccurate financial statements or on performance metrics that are materially inaccurately determined, regardless of whether you were responsible for the inaccuracy;

3.     your failure to properly identify, assess or sufficiently raise concerns about risk, including in a supervisory role, resulted in a material adverse impact on AIG, any of AIG’s business units or the broader financial system;

4.       any action or omission by you constituted a material violation of AIG’s risk policies as in effect from time to time; or

5.         any action or omission by you resulted in material financial or reputational harm to AIG.

8.         Entire Agreement.  The Plan is incorporated herein by reference.  This Award Agreement, the Plan, the personalized information in Schedule A, and such other documents as may be provided to you pursuant to this Award Agreement regarding any  applicable service, performance or other vesting conditions and the size of your Award, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

9.         Notices.  Any notice or communication required to be given or delivered to the Company under the terms of this Award Agreement shall be in writing (which may include an electronic writing) and addressed to the Corporate Secretary of AIG at its principal corporate offices as specified in Section 9.E of the Plan or, with respect to the acceptance of an Award, as specified in Schedule A or the Compensation Plan Grant Acceptance website.  Any notice required to be given or delivered to you shall be in writing (including an electronic writing) and addressed to you at your Company email address or your home address on file in the Company’s payroll or personnel records.  All notices shall be deemed to have been given or delivered upon:  personal delivery; electronic delivery or three (3) business days after deposit in the United States mail by certified or registered mail (return receipt requested) or one (1) business day after deposit with any return receipt express courier (prepaid).

10.       Governing Law.  This Award Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

11.       Signatures.  Execution of this Award Agreement by AIG and/or you may be in the form of an electronic, manual or similar signature, and such signature shall be treated as an original signature for all purposes.

IN WITNESS WHEREOF, AMERICAN INTERNATIONAL GROUP, INC. has caused this Award Agreement to be duly executed and delivered as of the Date of Award specified in Schedule A.

AMERICAN INTERNATIONAL GROUP, INC.

_______________________________________

By:

Schedule A

Long-Term Incentive Award

Recipient:	●
Employee ID:	●
Date of Award Agreement:	●

[[PSUs] [and] [RSUs] Award]	Target Number	Performance Period	Vesting Terms	Payment
[PSUs]	[●]	[●]	[●]	[●]
[RSUs]	[●]	[●]	[●]	[●]

[Options Award]	Number of Options	Exercise Price	Performance Period	Vesting Terms	Expiration Date
[Time-Vesting Options]	[●]	[$●]	[●]	[●]	[●]
[Performance- Vesting Options]	[●]	[$●]	[●]	[●]	[●]

[The following termination treatment will [apply to your Award] [supersede that provided in Section 6 of the Plan: ●]

Receipt

Acknowledged:            __________________________________________             ___________

                                    Signature                                                                                 Date

Address:                      __________________________________________

                                    Street

                                    __________________________________________

                                    City,                 State                     Zip Code

In order to be eligible to receive your Award, you must agree to and either electronically consent or sign the Award Agreement within 90 days of the receipt of this communication.  If you do not electronically consent to or sign the Award Agreement within 90 days, you may forfeit your Award.

[Insert instructions]